UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. )

____________________

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GrafTech International Ltd.
(Name of Registrant as Specified In Its Charter)

Nilesh Undavia (The “Undavia Group”)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 12, 2024, Nilesh Undavia issued an investor presentation titled “Revive GrafTech International: Case For Nilesh Undavia As A Director For GrafTech” (the “Presentation”) regarding GrafTech International Ltd. (the “Company”). A copy of the Presentation is filed herewith as Exhibit 1. Also on April 12, 2024, the Undavia Group (as defined below) made certain updates to its campaign website, https://www.icomproxy.com/EAF. Copies of the updated website materials are filed herewith as Exhibit 2.

Additional Information and Where to Find It

Mr. Undavia and certain family trusts (collectively, the “Undavia Group”) are participants in the solicitation of proxies from stockholders of the Company in favor of Mr. Undavia’s nomination for the Company’s Board of Directors at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). On April 2, 2024, the Undavia Group filed with the U.S. Securities and Exchange Commission (the “SEC”) its definitive proxy statement and accompanying BLUE universal proxy card in connection with its solicitation of proxies from the stockholders of the Company for the Annual Meeting. ALL STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE UNDAVIA GROUP, AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE UNDAVIA GROUP AND ITS DIRECT OR INDIRECT INTERESTS IN THE COMPANY, BY SECURITY HOLDINGS OR OTHERWISE. Investors and security holders may obtain copies of the definitive proxy statement, BLUE universal proxy card and other documents filed with the SEC by the Undavia Group free of charge through the website maintained by the SEC at http://www.sec.gov/. Copies of the definitive proxy statement and accompanying BLUE universal proxy card filed with the SEC by the Undavia Group are also available free of charge by accessing the website at https://www.icomproxy.com/EAF.

Exhibit 1

1REVIVECASE FOR NILESH UNDAVIA AS A DIRECTOR FOR GRAFTECH (NYSE: EAF)April 12, 2024

Legal Disclaimer

The views expressed in this presentation (this "Presentation") represent the opinions of Nilesh Undavia (collectively with certain family trusts, the "Undavia Group"). This Presentation is for informational purposes only, and it does not have regard to the specific investment objective, financial situation, suitability or particular need of any specific person who may receive this Presentation and should not be taken as advice on the merits of any investment decision. The views expressed in this Presentation represent the opinions of the Undavia Group, and are based on publicly available information with respect to GrafTech International Ltd. (the "Company") and the Undavia Group's analyses. The Undavia Group recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with the Undavia Group's conclusions. The Undavia Group reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such change, except as required by law. The information contained herein is current only as of the date of this Presentation. The Undavia Group disclaims any obligation to update the information or opinions contained herein.

Certain financial information, projections and statements used in this Presentation have been derived or obtained from filings made with the U.S. Securities and Exchange Commission ("SEC") or other regulatory authorities and from other third-party reports. The Undavia Group shall not be responsible or have any liability for any misinformation contained in any SEC or other regulatory filing or third-party report. The Undavia Group has not sought or obtained consent from any third party to use any statements or information indicated in this Presentation as having been obtained or derived from a third party. Any such statements or information should not be viewed as indicating support of such third party for the views expressed in this Presentation. Information contained in this Presentation has not been independently verified by the Undavia Group.

Select figures included in this Presentation have not been calculated using generally accepted accounting principles ("GAAP") and have not been audited by independent accountants. Such figures may vary from GAAP accounting in material respects and there can be no assurance that the unrealized values reflected within such materials will be realized.

This Presentation does not recommend the purchase or sale of any security, and should not be construed as legal, tax, investment or financial advice, and the information contained herein should not be taken as advice on the merits of any investment decision.

The information contained in this Presentation is provided merely as information, and this Presentation is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. The Undavia Group currently beneficially owns, and/or has an economic interest in, the shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"). The Undavia Group is in the business of trading—buying and selling—securities and intends to continue trading in the securities of the Company. You should assume the Undavia Group will from time to time sell all or a portion of its holdings of the Company in open market transactions or otherwise, buy additional shares of the Common Stock (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls, swaps or other derivative instruments relating to such shares of the Common Stock, regardless of the views expressed in this Presentation. The Undavia Group reserves the right to take any actions with respect to investments in the Company as it may deem appropriate, including, but not limited to, communicating with the Company's management, the Company's Board of Directors (the "Board"), other investors and shareholders, stakeholders, industry participants, and/or interested or relevant parties about the Company or seeking representation constituting a minority of the Board, and to change its intentions with respect to its investments in the Company at any time and disclaims any obligation to notify the market or any other party of any such changes or actions, except as required by law.

Although the Undavia Group believes the statements made in this Presentation are substantially accurate in all material respects and do not omit to state material facts necessary to make those statements not misleading, the Undavia Group makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and the Undavia Group disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, shareholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

This Presentation contains forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "potential," "could," "intend," "project," "will," "may," "would," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements.

The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which entail risks and uncertainties and are beyond the control of the Undavia Group.

2

Legal Disclaimer (continued)

Though this Presentation may contain projections, nothing in this Presentation is, or is intended to be, a prediction of the future trading price or market value of securities of the Company. Accordingly, there is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by the Undavia Group herein are based on assumptions that the Undavia Group believes to be reasonable as of the date of this Presentation, but there can be no assurance or guarantee that (i) any of the proposed actions set forth in this Presentation will be completed, (ii) the actual results or performance of the Company will not differ, and such differences may be material, or (iii) any of the assumptions provided in this Presentation are accurate.

There can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate, and therefore actual results could differ materially from those set forth in, contemplated by, or underlying these forward-looking statements. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. The Undavia Group will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

This Presentation may contain citations or links to articles and/or videos (collectively, "Media"). The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media, unless specifically noted otherwise, do not necessarily represent the opinions of the Undavia Group. All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and the Undavia Group's use herein does not imply an affiliation with, or endorsement by, the owners of these servicemarks, trademarks and trade names.

Additional Information and Where to Find It

Nilesh Undavia and certain family trusts are participants in the solicitation of proxies from shareholders of the Company in favor of Mr. Undavia's nomination for the Board at the 2024 Annual Meeting of Shareholders (the "Annual Meeting"). On April 2, 2024, the Undavia Group filed with the SEC its definitive proxy statement and accompanying **BLUE** universal proxy card in connection with its solicitation of proxies from the shareholders of the Company for the Annual Meeting.

ALL SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE UNDAVIA GROUP, AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE UNDAVIA GROUP
AND ITS DIRECT OR INDIRECT INTERESTS IN THE COMPANY, BY SECURITY HOLDINGS OR OTHERWISE.

The Company's shareholders may obtain copies of the definitive proxy statement, **BLUE** universal proxy card and other documents filed with the SEC by the Undavia Group free of charge through the website maintained by the SEC at http://www.sec.gov/. Copies of the definitive proxy statement and **BLUE** universal proxy card are also available free of charge by accessing the website at https://www.icomproxy.com/EAF.

3

About Nilesh Undavia

- Mr. Undavia has been an institutional investor for over thirty years.
- He spent 25 years at Wellington Management Co., an institutional asset manager with over $1 Trillion of client assets under management.
- As a Partner at Wellington Management, he focused on metals and mining, energy, and global raw materials.
- Mr. Undavia earned a Bachelor of Arts degree from Columbia College, Columbia University, and an MBA from the Amos Tuck School of Business Administration, Dartmouth College.
- Currently, Mr. Undavia is the Portfolio Manager of Undavia Family Investment Office, a position he has held since 2018.

25 years

Top Tier Investment Management Experience

Global Raw Materials

Industry Knowledge

Top 5

Shareholder of GrafTech

4

Nilesh Undavia Is A Shareholder Representative With Significant Skin In The Game

The GrafTech Board

Director	#of Shares
 Chair Henry Keizer	48,111
 CEO Timothy Flanagan	23,572
 Marcel Kessler	12,480
 Jean-Marc Germain	92,620
 Diego Donoso	21,476
 Michel Dumas	96,066
 Anthony Taccone	106,219
 Debra Fine	91,382

Share Ownership Comparison

491,926
(less than 1%)

<

15,318,517
5.9%

Mr. Undavia's owns 31.1x the number of shares owned by the entire GrafTech Board

Our Nominee



Nilesh Undavia

5

About GrafTech

- GrafTech International Ltd. ("GrafTech") is a leading manufacturer of high-quality graphite electrode products essential to the production of electric arc furnace ("EAF") steel and other ferrous and non-ferrous metals.
- It is the only large-scale graphite electrode producer that is substantially vertically integrated into petroleum needle coke, the key raw material for graphite electrode manufacturing.
- GrafTech went public through an IPO in April 2018. At the time of the IPO, was considered a 'controlled company' status, with Brookfield Asset Management Inc., as the controlling shareholder.
- The Board was reconstituted at the time of the IPO.
- GrafTech sells products under short-term purchase agreements, multi-year purchase agreements (which includes our take-or-pay agreements with initial term of three-to-five years ("LTAs")) and spot sales.
- In 2023, approximately 89% of the graphite electrodes were purchased by EAF steel producers.

6

GrafTech Is Uniquely Positioned to Maintain and Grow Market Share Due to its Vertical Integration

"
Vertical integration is a significant competitive advantage for GrafTech. We are substantially integrated petroleum needle through our wholly-owned Seadrift facility. This unique position differentiates us from our competitors and gives us a secure low cost high quality supply of petroleum needle coke. "

– David Rintoul, President & CEO, BMO Global Metals and Mining Conference, Feb 2019

"
GrafTech is one of the largest producers of ultra-power, ultra-high power graphite electrodes in the world, operating three of the largest global facilities. GrafTech electrodes are a mission-critical component to the EAF steel industry and there is no substitute for our product. "

– David Rintoul, Q1 2021 Earnings Call

"
We believe that GrafTech continues to be well-positioned for solid long term growth as one of the largest producers of ultra-high powered graphite electrodes in the world. We have a sustainable and long term competitive advantage from our low cost structure and vertical integration into our key raw material petroleum needle coke. "

– David Rintoul, Q4 2021 Earnings Call

"
*… **electric arc furnace steelmaking and demand for graphite electrodes are expected to experience accelerating growth in the medium** to longer term. GrafTech's sustainable competitive advantages remain intact. These include three of the highest capacity electrode manufacturing facilities in the world and are our substantial vertical integration into petroleum needle coke. As such, we are well positioned to capitalize on long-term demand growth.* "

– Marcel Kessler, CEO, 4Q 2022 Earnings Call

"
…we continue to believe GrafTech will remain an industry-leading supplier of mission-critical products to the electric arc furnace industry, the fastest growing segment of the global steel supply chain. "

– Jeremy S. Halford, COO, 3Q 2023 Earnings Call

"
GrafTech is a leading manufacturer of high-quality graphite electrode products essential to the production of EAF steel and other ferrous and non-ferrous metals.

We have a competitive portfolio of low-cost ultra-high power ("UHP") graphite electrode manufacturing facilities, with some of the highest capacity facilities in the world.

We are the only large-scale graphite electrode producer that is substantially vertically integrated into petroleum needle coke, our key raw material for graphite electrode manufacturing. This unique position provides us with competitive advantages in product quality and cost. "

– 2023 10-K

7

8Demand for Graphite Electrode and Needle Coke has Remained StableGraphite Electrode Industry Outlook (2023 10-K)Petroleum Needle Coke (2023 10-K)»We [GrafTech] estimate that annual global (excluding China) UHP graphite electrode demand has been approximately 660 thousand MT, on average, over the past three years.»UHP graphite electrodes are primarily used in the EAF steelmaking process, and long-term global growth of EAF steel production has driven increased demand for graphite electrodes over time. »EAF steelmaking has historically been the fastest-growing segment of the global steel market. According to the World Steel Association ("WSA"), global (excluding China) EAF steel production grew at a 2%-3% compound annual growth rate from 2015 to 2022, the most recent year for which WSA has published such figures.»?.. the EAF method of steelmaking accounted for 49% of the global (excluding China) steel production in 2022, compared to 44% in 2015, with share growth in nearly every region.»We [GrafTech] estimate that global (excluding China) needle coke demand for use in UHP graphite electrode production has been approximately 550 thousand MT, on average, over the past three years with the majority being petroleum needle coke.»With demand for UHP graphite electrodes expected to increase at a compound annual growth rate of approximately 3% to 4% through 2028 we expect this to result in a similar increase in demand for needle coke used in graphite electrode production.»While the vast majority of petroleum needle coke produced globally (excluding China) is currently used in the production of graphite electrodes, its use in lithium-ion batteries for the EV market is expected to grow with the increased production of these vehicles. »Based on Benchmark Mineral Intelligence estimates for growth in battery anodes, we estimate this could result in global needle coke demand for use in EV applications increasing at a 20% or more compound annual growth rate through 2028. »As a result, demand growth for petroleum needle coke for use in the EV market is expected to be higher than that of overall needle coke demand growth. As noted above, with North American and European EV manufacturers increasing focus on domestic sourcing of battery material needs, we believe that regional supply-demand imbalances will occur for petroleum needle coke in the coming years.

Table of Contents

Executive Summary	**10**
Financial and TSR Performance	**39**
Strategy and Operations	**49**
Governance	**57**
Compensation	**66**
Setting the Record Straight	**70**
Our Nominee and Plan	**77**

9

10EXECUTIVE SUMMARY

Why Change is Warranted

GrafTech has Suffered from Management and Board Instability Since its IPO in 2018

- GrafTech has struggled as a public company to develop and execute a cohesive strategy for growth
- We attribute this failure to a high turnover in the executive leadership team and the Board
- Timothy Flanagan, current CEO, is the third person to hold that position in two years...
- ... and there have been three CFOs in the past three years
- The Board has also experienced a similar high turnover as four directors have resigned in the last two years

... Resulting in Strategic Missteps and Failure to Develop and Execute a Cohesive Strategy

- GrafTech has failed to effectively address customer concerns related to multi-year long term agreements ("LTA") executed in 2017, while still under Brookfield's sole ownership
- According to the 2023 10-K, claimants that include some of the largest global steel companies like ArcelorMittal, are seeking approximately $180 million in damages related to the LTAs
- GrafTech failed to replace declining LTA revenue with new customer wins resulting in lower production volumes, reduced capacity utilization, and falling revenue/EBITDA
- Additionally, failures in oversight involving adequately monitoring and managing regulatory risks, resulted in the temporary closure of Monterrey facilities in Mexico, severely damaging sales volume
- As sales declined, GrafTech did little to manage expenses as between 2019-2023: selling and administrative expenses jumped 16% while revenue declined 65%

... Leading to Massive Shareholder Value Destruction

- GrafTech IPO'd at $15 per share in April 2018 and the stock price is down approx. 90% since then
- GrafTech Total Shareholder Return ("TSR") severely lags its proxy peers, key competitors, and Russell 3000 Index
- Furthermore, its bonds trade at distressed levels – $0.64 cents on the dollar
- All Wall Street analysts who cover the stock have a Hold investment rating with a mean target price estimate of $1.75 per share only

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 11

Nilesh Undavia is Best Positioned to Effect Positive Change

Deteriorating Financials and Shareholder Value Loss Appears to be Due to Board's Governance Missteps

- In Aug. 2018, GrafTech spent $225 million to repurchase shares from Brookfield at $19.25 per share (IPO price was $15 per share in April 2018).
- In Nov. 2018, the Board approved a $200 million special dividend which also benefited Brookfield.
- In July 2022, the Board hired Marcel Kessler despite his lack of prior experience in the steel or manufacturing industry.
- Further indication that Mr. Kessler may have been the wrong hire, was that he was based in Switzerland and had to be granted an extension to relocate to the Company HQ in the US.
- Mr. Kessler resigned in November 2023, leaving a leadership void once again at a time when the industry was in a cyclical downturn and the Company's financials continued to deteriorate

The Current Board Continues to Exhibit Poor Judgement in Selecting Leadership and is Clearly Underqualified to Provide Management Oversight to Turnaround the Business

- Despite the missteps in selecting a CEO with limited relevant experience, the Board took six months to conduct a CEO search process, only to announce Mr. Timothy Flanagan (former CFO and interim CEO) as the non-interim CEO.
- Appointing Mr. Flanagan as the CEO is yet another example of poor judgment as he lacks prior experience in customer management and sales, which are pivotal issues facing GrafTech at this time.
- Importantly, Mr. Flanagan was NOT in a customer-facing role at Cleveland-Cliffs or the boutique law firm he served as the CFO before joining GrafTech in November 2021.
- We question the Board's decision to hire two successive CEOs both lacking the core skills needed to revive GrafTech.

Nilesh Undavia is the Best Choice for Shareholders

- The presence of a large shareholder with 25 years of institutional investor experience as a former partner with Wellington Management, will significantly help to refocus the Board on three priorities relevant to ALL shareholders
- Priority One: Help create a comprehensive strategic plan centered on rebuilding customer relationships and repairing the damage caused by LTAs in the marketplace
- Priority Two: Determine how best to grow market share by examining and prioritizing the full suite of opportunities – market expansion in Asia, the EV opportunity, and improved capacity utilization – and pairing them with tangible steps, timelines, and KPIs.
- Priority Three: Re-examine SGA to determine what drove the increase considering declining sales volume and ensure that business development incentives are aligned with shareholder value creation

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 12

GrafTech is a Company Beset with High CEO and Board Turnover

Leadership Instability
- **3 CEOs since 2022**
- **3 CFOs since 2022**
- **Four directors departed since 2023**

2018

January 31, 2018: Announced the appointment of **David Rintoul** as President & Chief Executive Officer, replacing **Jeffrey Dutton**

2019

March 21, 2019: Announced the appointment of new board member, **Catherine Clegg**, as Director of the Company

May 1, 2019: Announced the appointment of new board member, **David Gregory**, as Director of the Company and accepted the resignation of **Ron Bloom**

2020

August 5, 2020: Announced the appointment of new board member, **Leslie Dunn**, as Director of the Company

2021

October 7, 2021: Announced the resignation of **Jeffrey Dutton** from its Board of Directors and the appointments of **Debra Fine, Jean-Marc Germain, and Henry Keizer** as independent directors

November 1, 2021: Announced the retirement of **Quinn Coburn** as CFO, Vice President Finance and Treasurer and the appointment of **Timothy Flanagan** as new CFO, Vice President Finance and Treasurer

2022

February 28, 2022: Announced the retirement of **David Rintoul** as CEO, President and member of the Board of Directors

June 28, 2022: Announced the appointment of **Marcel Kessler** as CEO, President and member of the Board of Directors

2023

January 5, 2023: Announced that **Brian Acton** will not stand for re-election as a Director at the Company's 2023 Annual Meeting of Stockholders

February 2023: Announced that **Leslie Dunn** tendered her notice of resignation from the Board and the Board decided not to nominate **David Gregory** for re-election at the Annual Meeting

June 13, 2023: Announced the appointment of new board member, **Diego Donoso**, as Director

September 28, 2023: Announced the resignation of **Marcel Kessler** as CEO and President; appointed **Timothy Flanagan** as interim CEO and President, and **Catherine Hedoux-Delgado** as interim CFO and Treasurer

December 12, 2023: Announced the resignation of **Denis Turcotte** from the Board of Directors

2024

January 26, 2024: Announced the resignation of **Catherine Clegg** from the Board of Directors effective immediately due to personal reasons

March 26, 2024: Appointed Timothy Flanagan as non-interim CEO

Source: Company filings

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 13

Leadership Instability and Poor Decision Making Has Resulted in Massive Shareholder Value Destruction



Total Shareholder Return Since IPO to Feb 12, 2024*
80.00
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
-100.00
CEO - David Rintoul
(Jan. 2018 - June 2022)
CEO - Marcel Kessler
(July 2022 - Sept. 2023)
CEO - Timothy Flanagan
(Sept. 2023 - current)
Down approx. 90%
04/19/18
07/20/18
10/20/18
01/20/19
04/22/19
07/23/19
10/23/19
01/23/20
04/24/20
07/25/20
10/25/20
01/25/21
04/27/21
07/28/21
10/28/21
01/28/22
04/30/22
07/31/22
10/31/22
01/31/23
05/03/23
08/03/23
11/03/23
02/03/24

Source: Factset. Feb 12, 2024 is the date of first Schedule 13D filing

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 14

While GrafTech Shareholders Have Suffered, its Peers' Have Performed Significantly Better



1-Yr TSR
23.4%
10.0%
43.2%
(73.1%)
Russell 3000
Proxy Peers (Median)
Peers (Median)
GrafTech International



3-Yr TSR
26.8%
27.1%
2.2%
(88.2%)
Russell 3000
Proxy Peers (Median)
Peers (Median)
GrafTech International



5-Yr TSR
94.8%
56.7%
(23.9%)
(88.6%)
Russell 3000
Proxy Peers (Median)
Peers (Median)
GrafTech International



Since IPO
98.6%
67.7%
(35.6%)
(88.8%)
Russell 3000
Proxy Peers (Median)
Peers (Median)
GrafTech International

Source: Factset. Data as of Feb 12, 2024. Peers include include companies identified as key competitors in 10-K: Tokai Carbon Co., Ltd., Resonac Holdings Corporation, HEG Limited, and Graphite India Limited.
Proxy peers include Albany International Corp., Archrock Inc., Balchem Corp., Barnes Group Inc., Carpenter Technology Corporation, ChampionX Corporation, Chart Industries, Inc., Cleveland-Cliffs Inc., Enerpac Tool Group Corp., ESCO Technologies Inc., Franklin Electric Co., Inc., GCP Infrastructure Investments Ltd., IDEX Corporation, Ingevity Corporation, Kennametal Inc., Koppers Holdings Inc., Lincoln Electric Holdings, Inc., Materion Corporation, Matrix Service Company, Mueller Water Products, Inc., Nordson Corporation, Oil States International, Inc., RBC Bearings Incorporated, Tennant Company, TriMas Corporation, and Woodward, Inc.

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 15

The Dismal TSR Performance Reflects Deteriorating Financial Metrics Over the Past Five Years

Since 2019, Revenue has declined 65% and Adjusted EBITDA by 98%



Net sales
Adjusted EBITDA
US$ Millions
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
1,791
1,048
1,224
659
1,346
670
1,281
536
621
20
2019
2020
2021
2022
2023

Source: Factset, Capital IQ, SEC filings

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 16

Financial Metrics Have Deteriorated Significantly Since 2021 Despite Relatively Stable Customer Demand. GrafTech Has Lost Market Share

*"We estimate that annual global (excluding China) UHP graphite electrode **demand has been approximately 660 thousand MT, on average, over the past three years**."* - ***2023 10-K***



Production Volume
'000 MT
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
165.2
157.1
88.1
2021
2022
2023



Market Share
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
25.4%
21.9%
13.9%
2021
2022
2023

Source: 2021-2023 10K.
Market Share = Sales Volume/Total Demand. 2022 estimate based on Global Electrode Demand of 680k MT as disclosed in 2022 10-K

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 17

Unlike GrafTech, Its Peers' Have Performed Significantly Better Since 2021


EBITDA Margin
10%
25%
13%
5%
10% 11%
50%
3%
-5%
-4%
Graphite
HEG
Resonac
Tokai
GrafTech
2021
2023


Revenue Change 2021-2023
100%
80%
60%
40%
20%
0%
(20%)
(40%)
(60%)
(80%)
75%
45%
16%
9%
(54%)
HEG
Graphite
Tokai
Resonac
GrafTech

GrafTech's Adj. EBITDA Margin has contracted by 4700 bps since 2021. The largest decline among peers

While GrafTech's Revenue has collapsed since 2021, its peers have benefited from double-digit growth

Source: Company Filings, Capital IQ. Tokai Carbon revenue and EBITDA margin is for graphite electrode segment. Resonac revenue is for graphite electrodes and EBITDA margin is for Chemicals segment which includes graphite electrodes. Calculations based on USD revenue numbers. GrafTech EBITDA Margin is based on Adjusted EBITDA Margin as disclosed in 2021-2023 10-K

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 18

GrafTech's Lost Market Share Is Due to Sustained Failure to Make-up for Declining LTA related Sales



Sales Volume
LTA
Non- LTA
Sales Volum ('000 MT)
160
140
120
100
80
60
40
20
0
145
26
113
22
110
57
91
58
29
63
2019
2020
2021
2022
2023

LTA volumes have declined 80% since 2019 Non-LTA volume failed to make up for the LTA related declines



Impact of LTA Sales Volume on Capacity Utilization
Total capacity utilization
LTA % of total sales vol.
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
84.8%
83.7%
65.7%
61.0%
31.7%
77%
58%
72%
68%
38%
2019
2020
2021
2022
2023

GrafTech failure to make up for LTA related volume declines has resulted in falling capacity utilization

Source: Company Filings

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 19

As Revenue Declined, GrafTech Failed to Manage Its Operating Expenses



Selling and Admin. Expenses*
Selling and administrative expenses
Selling and administrative expense % of sales
US$ millions
90
80
70
60
50
40
30
20
10
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
63.7
67.9
77.1
77.0
74.0
2019
2020
2021
2022
2023

» **Considering a significant portion of revenues were from LTA and the fact that GrafTech was unable to replace declining LTA volume with new business, we question why Selling and Admin Expenses rose by $10 million from 2019 to 2023**

» **We believe that recent cost-cutting measures are in response to shareholder pressure**

Source: 10K. Selling and Admin Expense for 2021 excludes $55.5 million for Change in Control related payments.

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 20

Despite the Missteps, Management Still Lacks a Cohesive Turnaround Strategy



Marcel Kessler,

CEO (July 2022 – Nov. 2023), Q1 2023 Earnings Call

St. Mary's Facility Restarted

We have also made significant progress on our risk mitigation strategies related to pin stock. Earlier this month, we received the regulatory approval to restart production activities at our St. Marys facility in Pennsylvania. Following this milestone, the facility recently received its first shipment of needle coke since 2016. **We are now in the process of beginning production at St. Marys**. In addition, our efforts to initiate pin stock production capabilities at our Pamplona facility in Spain also remain on track. We are pleased with the progress of both initiatives as this will provide important risk mitigation for pin production.

Expansion of Global Offices

On the commercial expansion front, **we have opened a new sales office in Dubai and added new sales and technical service representatives in additional countries.** Although our business makes a shift to be predominantly non-LTA now, we remain uniquely positioned to offer our customers surety of supply via our multiyear electrode supply agreements. In fact, **we are pleased to have recently entered into new multiyear agreements with several customers in North America and in Europe.** This reflects our customers' confidence in GrafTech's ability to reliably deliver high-performing products over time.



Timothy K. Flanagan,

CEO (Nov. 2023 – Present), Former CFO (Nov. 2021 – Nov. 2023) Q4 2023 Earnings Call

St. Mary's Facility Closed

First, **we're indefinitely suspending most of the production activities at our St. Marys facility, as well as indefinitely idling certain assets within our remaining graphite electrode manufacturing footprint.** As you know, last year we announced our intention to restart production at St. Marys as a primary component of our pin supply risk mitigation strategy.

Specifically, the suspension of production at St. Marys and the reduction in corporate overhead will drive $25 million in annualized cost savings once fully implemented by the end of the second quarter, excluding the impact of onetime costs, which are estimated to be approximately $5 million.

Global Cost Reduction Plan

We are implementing actions that will reduce the company's overhead structure and expenses. This includes a thorough review of all our corporate and support functions globally to ensure we have the right structure and resources moving forward.

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 21

Importantly, GrafTech's Decision to Indefinitely Idle Capacity Suggests that There is Limited Visibility into How to Revive Sales and Regain Lost Market Share



Marcel Kessler,

CEO (July 2022 – Nov. 2023), Q1 2023 Earnings Call

- Announcements of planned EAF capacity additions by steel producers and estimated production increases at existing EAF plants could result in incremental annual graphite electrode demand outside of China of 200,000 metric tons by 2030. This compares to global graphite electrode demand outside of China in 2022 of approximately 680,000 metric tons.
- On a regional basis, based on industry announcements, this could translate into incremental graphite electrode demand to approximately 65,000 metric tons in Europe and 25,000 metric tons in North America. We also anticipate demand for petroleum needle coke to accelerate, driven by its use as the precursor material to produce synthetic graphite for the anode portion of lithium ion batteries for the rapidly growing electric vehicle market.
- Based on estimates from the International Energy Agency regarding projected growth in EV sales and battery pack sizes, this could result in global needle coke demand for using EV applications increasing at a compound annual growth rate of over 20% through 2030.
- Approximately 89% of our graphite electrodes were purchased by EAF steel producers in 2023. (2023 10-k)



Timothy K. Flanagan,

CEO (Nov. 2023 – Present), Former CFO (Nov. 2021 – Nov. 2023) Q4 2023 Earnings Call

- Further, the indefinite idling of certain less efficient assets across our remaining graphite electrode manufacturing footprint **will reduce our stated capacity on a go-forward basis from 202,000 metric tons to 178,000 metric tons, a reduction of 12%.**

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 22

In the Company's April 2, 2024 Letter, The Board Fails to Acknowledge Its Strategic Failures That Lead to Shareholder Value Destruction

Your Board and the management team have taken decisive action in response to the cyclical downturn that pressured the price of your shares…

…Notably, in 2023, we took actions to:

- Actively manage production levels, commensurate with customer demand.
- Reduce costs, resulting in a 10% decline in our period costs.
- Manage working capital levels, resulting in a more than $100 million reduction in inventory levels and positive free cash flow for the year.
- Proactively refinance our term loan due in February 2025, thereby extending our remaining debt maturities to December 2028.

As market weakness continued, in February 2024, we announced further measures to optimize our manufacturing footprint and reduce costs that include:

- Indefinitely suspending most production activities at our St. Marys facility, expecting to generate $15 million in annualized fixed cost savings.
- Reducing our overhead structure, expecting to generate $10 million in selling and administrative expense savings.
- Indefinitely idling certain other production assets, resulting in a proactive 12% reduction in our production capacity in response to weak market conditions.
- Operating our remaining facilities at reduced levels to further manage working capital levels.
- Reducing our anticipated 2024 capital expenditures by more than 25% compared to 2023.

Source: 2023 10-K

» In its latest response, the Board failed to address GraftTech's strategic missteps most notably, the lack of a credible plan to replace LTA revenue with non-LTA revenue

» The strategic failure seemingly was **relying on LTAs as the ONLY strategy,** and **not crafting a comprehensive forward-looking plan** to replace LTA revenue with non-LTA revenue

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 23

The Letter Also Illustrates How the Board is Trying to Mislead Shareholders to Avoid Accountability

We are confident in our ability to restore revenue growth based on our compelling customer value proposition and competitive advantages.

From 2018 to 2023, GrafTech sold the majority of its graphite electrode volume under long term agreements ("LTAs") with many of its largest customers. These contracts were structured by Brookfield, a private equity firm, when they owned GrafTech. Most of these LTAs will expire by the close of 2024. As our business continues to shift to a more spot-oriented commercial approach, we have embarked on a deliberate campaign to reinforce the importance of the partnership we have with our valued customers. Our executive management team, alongside our commercial team, has been investing significant time meeting with current and potential customers to demonstrate the importance of these relationships. Since the beginning of 2024 there have been a dozen meetings, representing more than 75% of our electrode sales volume in the Americas.

Relevant Disclosures from the 2023 10-K:

"Our LTAs were entered into between the end of 2017 and early 2019, which coincided with a period of elevated market prices for graphite electrodes."

2023 Revenue by Region



11%
40%
49%
APAC
Americas
EMEA

- » The Board lays blame for the client-damaging LTAs to a previous shareholder that is no longer invested in GrafTech
- » While LTAs may have been structured by Brookfield, some were entered into after the 2018 IPO, when there was a **public board** in place that had a **fiduciary obligation to act in the interest of ALL shareholders**
- » ***What actions did the Board take to ease the burden on customers and mitigate potential long-term damage to shareholder value (including litigation)?***
- » We would hope that meeting with customers is standard operating procedure by now
- » Sales in the Americas accounted for 49% of Total Revenue in 2023, which means that by having a 'dozen meetings' with customers representing 75% of sales in the Americas, management met with customers responsible for 37% of total revenue only

Source: 2023 10-K

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 24

It is Clear that This Board has No Real Strategy for Success

We are confident in our ability to meet the needs of our existing and prospective customers, now and in the future. To that end, we continue to take actions to enhance our customer value proposition and to further differentiate ourselves from our competition by:

- Introducing new product offerings, as evidenced by our significant progress toward adding 800-millimeter super-sized graphite electrodes to our portfolio.
- Expanding the breadth of our ArchiTech® Furnace Productivity System, building upon our best-in-class customer technical service and support, where our personnel work side-by-side with furnace operators.
- Broadening our range of contract terms that can be tailored to provide win-win solutions for our customers and our business….

At the same time, to further support revenue and profit growth, under the Board's guidance, the management team is pursuing value-creating opportunities to participate in the development of a Western EV battery supply chain. GrafTech is uniquely positioned to participate in this space given our existing petroleum needle coke and synthetic graphite production capacity. Specific actions being taken include:

- Filing a permit application to significantly expand production capacity at Seadrift, our petroleum needle coke manufacturing facility.
- Testing needle coke with battery anode material producers.
- Conducting pilot tests on graphitization capabilities in multiple locations.

» The Board continues to present ideas without any detailed roadmap for execution.

» Shareholders need more than a list of ideas that may or may not work – we need a detailed plan

» The Company's share price has been in a free-fall since 2018 with over $2.8 billion in shareholder value destroyed

» With **shareholder representation** on the Board, we can **establish a new standard of performance and accountability** by ensuring that there is a comprehensive strategy in place to address the needs of the Company

Source: 2023 10-K

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 25

Even Wall Street Analysts are Not Optimistic About GrafTech's Strategy



Buy + Overweight Rating
Hold Rating
Underweight + Sell Rating
Target Price
Actual Price
# of Ratings
4 4 5 5 6 6 4 5 5 5 4 3 3 4 4 4 3 3 4 4 4 5 5 5 5
% of Ratings
Price
75% 75% 60% 20% 33% 33% 25% 40% 40% 40% 25%
25% 25% 40% 80% 67% 67% 75% 60% 60% 60% 75%
100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%
1.71
1.75
4/22 5/22 6/22 7/22 8/22 9/22 10/22 11/22 12/22 1/23 2/23 3/23 4/23 5/23 6/23 7/23 8/23 9/23 10/23 11/23 12/23 1/24 2/24 3/24 4/24

Wall Street analysts have a unanimous HOLD rating

The Mean Target Price estimate of $1.75 is 68% lower than the same period last year

Source: Factset. Data as of 04/11/2024

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 26

Company's Failures can Largely be Tied to Weak Governance

- A Board lacking in relevant experience and expertise
- Excessive CEO and director turnover
- Lack of leadership
- Ineffective CEO search process (3 CEOs in 6 years)
- Lack of responsiveness to shareholders or engagement



$2.8 Billion
in
Shareholder
Value
Destruction

5-Year Share Price Performance
12/31/2018 - 12/31/2023



$20
$16
$12
$8
$4
$0
$11.44
$2.19
80.9% Decline
12/31/18
12/31/19
12/30/20
12/30/21
12/30/22
12/30/23

Source: Factset

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 27

The Current Board Lacks Critical Skills and Relevant Expertise

GrafTech continues to promote underqualified directors.

Current Board Members	Tenure (Years)	Prior Public Board Experience	Prior Steel Industry Experience	Prior Manufacturing Experience (Metals)	Stockholder Nominated	Prior Public CEO Experience	Prior Industry/ Occupation
 Henry Keizer (Chairman)	2.6	✓	✗	✗	✗	✗	Audit Accounting, and Tax Advisory
 Timothy Flanagan (New CEO)	0	✗	✓	✗	✗	✗	Finance
 Marcel Kessler (Former CEO)	1.9	✓	✗	✗	✗	✓	Data Management and Management Consulting
 Jean-Marc Germain	2.6	✓	✗	✓	✗	✓	Aluminum Design and Manufacturing
 Michel Dumas	6.1	✓	✗	✗	✗	✗	Lumber and Paper, Finance
 Diego Donoso	0.9	✗	✗	✗	✗	✗	Packaging & Specialty Plastics
 Debra Fine	2.6	✗	✗	✗	✗	✗	Investment Management
 Anthony Taccone	6.1	✗	✓	✗	✗	✗	Strategy Consulting

Current nominees

- The current board lacks critical expertise in related manufacturing and steel industries
- The board appears ill-equipped to craft and execute a credible strategy to create shareholder value

Source: Company Filings

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 28

The Graftech Board has Been Unresponsive to Shareholders in the Past

- Shareholders continue to voice their opposition to Company leadership and performance with **3 incumbent directors receiving less than 80% support in each of the last two Annual Meetings**
- The Board, specifically the Nominating and Governance Committee, has not publicly disclosed any shareholder engagement to address the low vote support. We are left to question whether there has been any effort by the Board, or the Nominating and Governance Committee, to understand and respond to shareholder concerns
- **Debra Fine** and **Anthony Taccone are key members of the Nominating and Corporate Governance Committee** and share in the responsibility of being nonresponsive to shareholders

2023 AGM (5/10/2023)			
	Director	FOR	AGAINST
	Jean-Marc Germain	**79.9%**	**20.1%**
	Chair Henry Keizer	**67.9%**	**32.1%**
	Marcel Kessler	98.4%	1.6%

2022 AGM (5/12/2022)			
	Director	FOR	AGAINST
	Denis A. Turcotte	95.1%	4.9%
	Michel J. Dumas	**70.7%**	**29.3%**
	Leslie D. Dunn	**83.9%**	**16.1%**
	Jean-Marc Germain	98.2%	1.8%
	David Gregory	96.1%	3.9%



Debra Fine

- Serves as Current Chair of the Nominating and Corporate Governance Committee since 2023



Anthony Taccone

- Has served as a member of the Nominating and Corporate Governance Committee since 2018
- Is the only incumbent member of the Committee that has served throughout its history

* Marcel Kessler was appointed CEO and President July 1, 2022

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 29

Numerous Red Flags in GrafTech's Dealings with Brookfield

Aug. 2015: GrafTech become wholly owned subsidiary of Brookfield

April 19, 2018: Declared a $160 million cash dividend payable to Brookfield, the sole pre-IPO stockholder

April 23, 2018: Completed the IPO of 35 million shares of common stock at a price of $15 per share

Aug 2018: Repurchased 11.7 million shares @ $19.25 per share from Brookfield using cash

In June 2018, EAF amended its senior secured term loan facility to provide for an additional $750 million in aggregate principal of incremental term loans. The proceeds were used to repay promissory note held by Brookfield

Case Study 1: Share Repurchase from Brookfield

- Spent $225 million cash to purchase Brookfield shares
- The purchase price was 28% higher than the IPO price, less than four months earlier

Case Study 2: Brookfield Note Repayment

- Spent $750 million to repay promissory note held by Brookfield

Director, Anthony Taccone



- Elected to the Board in April 2018.
- Member of Audit Committee (FY18)
- Member, Governance & Compensation Committee (FY18)
- During his tenure as a Director, GrafTech returned over $900 million to Brookfield within the first six months of the IPO

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 30

Questionable Judgement with Respect to Former CEO (Mr. Kessler) Recruitment and Compensation Decisions and Seemingly Lack of Relevant Expertise

June 27, 2022: GrafTech Board appointed Marcel Kessler to CEO, President, Board member effective July 1, 2022

June 27, 2022: Company agrees to reimburse Mr. Kessler for all reasonable relocation expenses in connection with his relocation to Cleveland, Ohio area with the expectation that he will spend the first year as CEO in Switzerland before relocating to Ohio. Company will also provide housing allowance not to exceed $52,000 for up to one year.

June 13, 2023: Mr. Kessler still has not relocated to Ohio, the Human Resources and Compensation Committee amends the Restated Employment Agreement to extend the period Mr. Kessler must relocate to Ohio from August 31, 2023 to March 31, 2024, along with all other reimbursements

On September 25, 2023, Mr. Kessler informed the Board of his intention to step down as CEO due to family reasons effective Dec 31, 2023, but will continue to serve on the Board.

Issued a relocation extension as part of the CEO compensation agreement for Marcel Kessler

- CEO Kessler never arrived and decided to resign one month after receiving the generous extension
- Mr. Kessler also decided to keep his directorship as he continues to serve on the Board today – just not from Ohio

Purports to have over thirty years of consulting to companies in the steel industry

- According to its website, First River LLC has **two employees only including Mr. Taccone**

Director, Anthony Taccone



- Chair of the Human Resources and Compensation Committee (2021 – Present)
- Member of the Nominating and Corporate Governance Committee (2021 – Present)
- Member, Governance & Compensation Committee (2018 - 2021)
- Founding Partner and Co-Owner of First River LLC

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 31

Gains in Board and Executive Compensation Appear Misaligned with Shareholder Value Destruction

- While **leadership destroyed $2.6 billion in shareholder value from 2019 to 2023** as indicated by a decline of 82% in market value, **Director and CEO pay increased by 79% and 49% respectively**
- Pay and Performance are clearly misaligned
- Anthony Taccone has been the only chair of the Compensation Committee (now known as the Human Resources and Compensation Committee) since its establishment in November 2021


Average Incumbent Director Pay
+78.8%
$130,000
$232,441
2019
2023


CEO Pay
+49.2%
$2.4 M
$3.5 M
2019
2023


GrafTech Market Value
$3,143 M
-82.1%
$562 M
2019
2023



Anthony Taccone

- Appointed Chair of the Compensation Committee in November 2021
- Serves as Current Chair of the Human Resources and Compensation Committee (successor to the Compensation Committee, renamed in 2023)

Company ceased being "controlled" upon completion of a secondary offering by Brookfield in January 2021; pursuant to NYSE listing standards, Company reconfigured its committee structure shortly thereafter

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 32

Nilesh Undavia is a Better Director Candidate Than GrafTech Nominees. His Interest is Directly Aligned with ALL Shareholders

GrafTech's Claims	 **Anthony Taccone**	 **Debra Fine**	 **Nilesh Undavia**
Mr. Undavia has no prior experience on a public company board.	» **No prior public board experience** » Party to $2.8 billion in shareholder value destruction, 80.9% decline in share price	» **No prior public board experience** » Party to $2.6 billion in shareholder value destruction, 78.8% decline in share price	» Prior board experience not necessary for nominee seeking directorship as a shareholder representative
	» **No additional board experience**	» **No additional board experience**	
	» **Owns 8,750 shares of common stock; is beneficial owner of 73,498 DSUs and 23,971 DRSUs as director compensation, all amounting to less than 1% of outstanding shares, 6 years as director**	» **Owns ZERO shares of common stock; is beneficial owner of 67,411 DSUs and 23,971 DRSUs as director compensation, all amounting to less than 1% of outstanding shares, 2.5 years as director**	» Owner of over 15 million shares, 5.9% of outstanding shares

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 33

Nilesh Undavia Has Relevant Industry Knowledge to be an Effective Director

GrafTech's Claims	 **Anthony Taccone**	 **Debra Fine**	 **Nilesh Undavia**
Mr. Undavia lacks direct industry experience.	» 26 years at First River LLC, a private boutique strategy consulting firm, owner/founder » 4 years at Beddows & Company, consultant FIRSTRIVER	» 20 years at Fine Capital Partners, private financial services firm, owner/founder » 3 years at Loews Corporation, Director of Global Equities LOEWS CORPORATION	» Intimate knowledge of graphite electrode and steel industry as an investor for many decades » 5 years at Undavia Family Investment Office, owner/founder » 25 years at **Wellington Management Co, LLP,** Partner/Senior Managing Director » 2 years at **Credit Suisse First Boston** WELLINGTON MANAGEMENT CREDIT SUISSE FIRST BOSTON

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 34

Nilesh Undavia Has A Plan For Creating Shareholder Value

GrafTech's Claims	 **Anthony Taccone**	 **Debra Fine**	 **Nilesh Undavia**
Mr. Undavia did not provide any new or differentiated views with respect to GrafTech's strategy.	» **Board has produced no value creating strategy during tenure**	» **Board has produced no value creating strategy during tenure**	» Focus on repairing customer relationships » Ensure a cohesive strategy is in place along with better accountability and transparency » Better align executive compensation to regain market leadership » Introduce market share and capacity utilization as additional KPIs for compensation » Be operationally prepared for upturn in demand » Run European plants at higher utilization and try to sell capacity into new and existing markets in Asia » Be aggressive about capturing graphite opportunities for EVs » Closely evaluate SGA spending to determine if the $10 million in reduced costs are appropriate or if additional cost savings can be realized

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 35

Our Nominee: Nilesh Undavia



- Mr. Undavia has been an institutional investor for over thirty five years, the majority of which were spent analyzing global raw materials industries.
- Mr Undavia was employed at Wellington Management Co, LLP in Boston for nearly 25 years where he was a Partner and Senior Managing Director of the firm.
- Mr. Undavia is the Portfolio Manager of Undavia Family Investment Office, a position he has held since 2018.
- Mr. Undavia previously worked as an analyst in Credit Suisse First Boston from 1988 – 1990.
- Mr. Undavia has deep experience in global macro-economic cycles, global steel industry, global energy and raw materials industries, corporate strategy, maximization of shareholder value, capital markets, and mergers and acquisitions.
- Mr. Undavia earned a Bachelor of Arts degree from Columbia College, Columbia University, and an MBA from the Amos Tuck School of Business Administration, Dartmouth College.

WELLINGTON MANAGEMENT

CREDIT SUISSE | FIRST BOSTON

Tuck School of Business at Dartmouth

COLUMBIA UNIVERSITY

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 36

Our Plan to Revive Graftech

01. » Focus on repairing customer relationships

02. » Reexamine the culture ensuring that there is a more cohesive strategy in place along with better accountability and transparency

03. » Better align executive compensation to regain market leadership
  > Introduce market share and capacity utilization as additional KPIs for compensation

04. » Be operationally prepared for upturn in demand

05. » Run European plants at higher utilization and try to sell capacity into new and existing markets in Asia

06. » Be aggressive about capturing graphite opportunities for EVs

07. » Considering the decline in revenue, reexamine/refocus SGA spending to determine if the $10 million in reduced costs are appropriate

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 37

Vote for Nilesh Undavia

- The choice is clear: Nilesh Undavia brings much needed shareholder perspective to GrafTech
- Company nominee, Anthony Taccone, has failed to provide board oversight and has overseen massive shareholder value destruction
- Additionally, Mr. Taccone has shown poor judgment as a member of the Nominating and Governance Committee and Chair of the HR and Compensation Committees
- Mr. Undavia has the necessary experience and expertise to be an effective director
- Vote the **BLUE Proxy Card** **"FOR"** the election of Mr. Undavia

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 38

39FINANCIAL & TSR PERFORMANCE

Leadership Instability and Poor Decision Making Has Resulted in Massive Shareholder Value Destruction



Total Shareholder Return Since IPO to Feb 12, 2024*
80.00
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
-100.00
CEO - **David Rintoul** (Jan. 2018 - June 2022)
CEO - **Marcel Kessler** (July 2022 - Sept. 2023)
CEO - Timothy Flanagan (Sept. 2023 - current)
Down approx. 90%
04/19/18
07/20/18
10/20/18
01/20/19
04/22/19
07/23/19
10/23/19
01/23/20
04/24/20
07/25/20
10/25/20
01/25/21
04/27/21
07/28/21
10/28/21
01/28/22
04/30/22
07/31/22
10/31/22
01/31/23
05/03/23
08/03/23
11/03/23
02/03/24

Source: Factset. Feb 12, 2024 is the date of first Schedule 13D filing

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN
40

While GrafTech Shareholders Have Suffered, its Peers' Have Performed Significantly Better



1-Yr TSR
23.4%
10.0%
43.2%
(73.1%)
Russell 3000
Proxy Peers (Median)
Peers (Median)
GrafTech International



3-Yr TSR
26.8%
27.1%
2.2%
(88.2%)
Russell 3000
Proxy Peers (Median)
Peers (Median)
GrafTech International



5-Yr TSR
94.8%
56.7%
(23.9%)
(88.6%)
Russell 3000
Proxy Peers (Median)
Peers (Median)
GrafTech International



Since IPO
98.6%
67.7%
(35.6%)
(88.8%)
Russell 3000
Proxy Peers (Median)
Peers (Median)
GrafTech International

Source: Factset. Data as of Feb 12, 2024. **Peers** include include companies identified as key competitors in 10-K: Tokai Carbon Co., Ltd., Resonac Holdings Corporation, HEG Limited, and Graphite India Limited.
Proxy peers include Albany International Corp., Archrock Inc., Balchem Corp., Barnes Group Inc., Carpenter Technology Corporation, ChampionX Corporation, Chart Industries, Inc., Cleveland-Cliffs Inc., Enerpac Tool Group Corp., ESCO Technologies Inc., Franklin Electric Co., Inc., GCP Infrastructure Investments Ltd., IDEX Corporation, Ingevity Corporation, Kennametal Inc., Koppers Holdings Inc., Lincoln Electric Holdings, Inc., Materion Corporation, Matrix Service Company, Mueller Water Products, Inc., Nordson Corporation, Oil States International, Inc., RBC Bearings Incorporated, Tennant Company, TriMas Corporation, and Woodward, Inc.

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN
41

The Dismal TSR Performance Reflects Deteriorating Financial Metrics Over the Past Five Years

Since 2019, Revenue has declined 65% and Adjusted EBITDA by 98%



Net sales
Adjusted EBITDA
US$ Millions
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
1,791
1,048
1,224
659
1,346
670
1,281
536
621
20
2019
2020
2021
2022
2023

Source: Factset, Capital IQ, SEC filings

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 42

Financial Metrics Have Deteriorated Significantly Since 2021 Despite Relatively Stable Customer Demand. GrafTech Has Lost Market Share

*"We estimate that annual global (excluding China) UHP graphite electrode **demand has been approximately 660 thousand MT, on average, over the past three years**."* - ***2023 10-K***



Production Volume
'000 MT
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
165.2
157.1
88.1
2021
2022
2023



Market Share
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
25.4%
21.9%
13.9%
2021
2022
2023

Source: 2021-2023 10K.
Market Share = Sales Volume/Total Demand. 2022 estimate based on Global Electrode Demand of 680k MT as disclosed in 2022 10-K

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 43

Unlike GrafTech, Its Peers' Have Performed Significantly Better Since 2021



EBITDA Margin
50%
3%
25%
10%
13%
5%
10% 11%
-5%
-4%
Graphite
HEG
Resonac
Tokai
GrafTech
2021
2023

GrafTech's Adj. EBITDA Margin has contracted by 4700 bps since 2021. The largest decline among peers



Revenue Change 2021-2023
100%
80%
60%
40%
20%
0%
(20%)
(40%)
(60%)
(80%)
75%
45%
16%
9%
(54%)
HEG
Graphite
Tokai
Resonac
GrafTech

While GrafTech's Revenue has collapsed since 2021, its peers have benefited from double-digit growth

Source: Company Filings, Capital IQ. Tokai Carbon revenue and EBITDA margin is for graphite electrode segment. Resonac revenue is for graphite electrodes and EBITDA margin is for Chemicals segment which includes graphite electrodes. Calculations based on USD revenue numbers. GrafTech EBITDA Margin is based on Adjusted EBITDA Margin as disclosed in 2021-2023 10-K

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 44

GrafTech's Lost Market Share Is Due to Sustained Failure to Make-up for Declining LTA related Sales



Sales Volume
LTA
Non- LTA
Sales Volum ('000 MT)
0
20
40
60
80
100
120
140
160
145
26
113
22
110
57
91
58
29
63
2019
2020
2021
2022
2023

LTA volumes have declined 80% since 2019 Non-LTA volume failed to make up for the LTA related declines



Impact of LTA Sales Volume on Capacity Utilization
Total capacity utilization
LTA % of total sales vol.
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
84.8%
83.7%
65.7%
61.0%
31.7%
77%
58%
72%
68%
38%
2019
2020
2021
2022
2023

GrafTech failure to make up for LTA related volume declines has resulted in falling capacity utilization

Source: Company Filings

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 45

As Revenue Declined, GrafTech Failed to Manage Its Operating Expenses



Selling and Admin. Expenses*
Selling and administrative expenses
Selling and administrative expense % of sales
US$ millions
90
80
70
60
50
40
30
20
10
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
63.7
67.9
77.1
77.0
74.0
2019
2020
2021
2022
2023

- **Considering a significant portion of revenues were from LTA and the fact that GrafTech was unable to replace declining LTA volume with new business, we question why Selling and Admin Expenses rose by $10 million from 2019 to 2023**
- **We believe that recent cost-cutting measures are in response to shareholder pressure**

Source: 2019-2023 10K. Selling and Admin Expense for 2021 excludes $55.5 million for Change in Control related payments.

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 46

Even Wall Street Analysts are Not Optimistic About GrafTech's Strategy



Buy + Overweight Rating
Hold Rating
Underweight + Sell Rating
Target Price
Actual Price
# of Ratings
4 4 5 5 6 6 4 5 5 5 4 3 3 4 4 4 3 3 4 4 4 5 5 5 5
% of Ratings
Price
75% 75% 60% 20% 33% 33% 25% 40% 40% 40% 25%
100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%
25% 25% 40% 80% 67% 67% 75% 60% 60% 60% 75%
1.71
1.75
4/22 5/22 6/22 7/22 8/22 9/22 10/22 11/22 12/22 1/23 2/23 3/23 4/23 5/23 6/23 7/23 8/23 9/23 10/23 11/23 12/23 1/24 2/24 3/24 4/24

Wall Street analysts have a unanimous HOLD rating

The Mean Target Price estimate of $1.75 is 68% lower than the same period last year

Source: Factset. Data as of 04/11/2024

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 47

GrafTech has Lost Market Credibility as Reflected in Negative 1-day Price Reaction to Earning Announcements



Timothy Flanagan

CEO (Nov. 2023 – Present)

CFO (Nov. 2021 – Nov. 2023)



1-day Price Impact of Earnings Announcement (%)
5.0
0.0
-5.0
-10.0
-15.0
-20.0
-25.0
-6.5
-9.3
-4.9
-15.3
-0.4
-22.6
-12.1
1.5
Mar '22
Jun '22
Sep '22
Dec '22
Mar '23
Jun '23
Sep '23
Dec '23

- **Approx. 70% of shareholder value was destroyed due to negative market reaction to earnings.**
- **We question Board's judgement in appointing the CFO who oversaw such value destruction as the new CEO**

Source: FactSet

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 48

49STRATEGYAND OPERATIONS

Background: Take or Pay Contracts i.e. Long-Term Agreements (LTA)

- Beginning in 4Q 2017, GrafTech executed three- to five-year take-or-pay contracts (aka LTA) for approximately 60% to 65% of its cumulative expected production capacity from 2018 through 2022.
- All of the take-or-pay contracts had fixed prices.
- Within this contract framework, the customers agreed to purchase a specified volume of product at the price under the contract.
- **Contract customers were unable to renegotiate or adjust the price under the contract.** These fixed prices under the contracts also prevented GrafTech from passing along any changes related to the costs of raw materials to contract customers.
- As a result of the take-or-pay obligation of the contracts, **the customer was required to purchase the annual contracted volume** (or annual volume within the specified range).
- In the event the customer did not take delivery of the annual volume specified in the contract, the contracts provided for a capacity payment equal to the product of the number of MTs short of the annual volume specified in the contract multiplied by the price under the contract for that contract year.
- In addition to defining annual volumes and prices, these three- to five-year take-or-pay contracts included significant termination payments (typically, 50% to 70% of remaining contracted revenue) and, in certain cases, parent guarantees and collateral arrangements to manage customer credit risk.
- In most cases, the customer could only terminate the contract unilaterally: (i) upon certain bankruptcy events; (ii) if GrafTech materially breach certain anti-corruption legislation; (iii) if GrafTech was affected by a force majeure event that precludes the delivery of the agreed-to graphite electrodes for more than a six-month period; or (iv) if GrafTech failed to ship certain minimum levels during a specified period of time.
- The customer would also be able to temporarily suspend obligations under the contract due to a force majeure event, with the contract term being extended by a period equal to the duration of such suspension.
- GrafTech's substantially vertically integrated Seadrift plant was particularly important to its ability to provide customers with a reliable supply of graphite electrodes. Therefore, the likelihood that GrafTech would fail to deliver the contracted volume was significantly reduced due to its substantial vertical integration.

-Source: 2017-2019 10-K

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 50

The Analyst Community was Skeptical of LTAs from the Start

Okay. Thanks. And as a follow-up just to understand that point then if the industry is a little bit more reluctant to move towards long-term contracts are unable to do so, it appears that that there is a possibility that you would be the only producer who has that structure, in which case if your customers – I mean, have you gotten strong confidence for your customers that they would honor the long-term contract. And what are your recourses – if prices head lower and your competitors are offering shorter contracts, what are the recourse you have to make your customers honor that long-term contract? Thanks.

Arun Viswanathan
Analyst, RBC Capital Markets LLC Earnings Call, May 7, 2018

Just wanted to get a little bit more understanding on both the long-term contracts as well as the spot market price development. What do you think is driving the reduction in the spot price to that $12,000 level or the near-term contracts? And I guess are you still seeing good acceptance of your longer-term contracts? I know you signed up the 40,000 tons. But do you sense a willingness amongst customers to accept that, say, $10,000 average price because the sense is that spot prices will remain well above that? I'm just asking because we have seen this decline in the last couple months. Thanks.

Arun Viswanathan
Analyst, RBC Capital Markets LLC Earnings Call, Feb. 8, 2019

... if you can't get the incremental needle coke, doesn't that just imply that the market is going to be super tight and the pricing that gets repriced in the spot market when those annual contracts that you signed in the summer of 2017 come off are going to be a lot higher pricing than you probably thought if you could get the needle coke for St. Marys. So it's kind of tails you win, heads the customer loses in the sense that they pay higher pricing. I mean this seems like a win-win situation for you either way.

Michael F. Gambardella
Analyst, JPMorgan Securities LLC Earnings Call Nov. 2, 2018

Great. Thanks very much. I know we've got time for questions. I'm going to start it off with one of the more common questions that comes up on my side, on our numbers by the way the free cash flow associated just with those contracts over the next even just two years equates to almost like a 60% free cash flow yield or something like that, so it's pretty interesting, but when I say that to investors one of the common responses is, I don't believe those contracts are going to be in place. So, can you just talk us through and address that issue, please?

David Francis Gagliano
Analyst, BMO Capital Markets (United States)
BMO Global Metals and Mining Conference, Feb. 26, 2019

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 51

… It Appears that GrafTech Lacked A Credible Strategy to Address Customer Concerns with LTA

Question: Arun Viswanathan from RBC; 2Q 2020 Earnings Call

- "…when we're starting to think about this industry, **you referenced a lot of difficulties, your customers are going through some financial difficulties**. I guess maybe you can just discuss the contracting environment there. Looks like you potentially renegotiating some contracts and securing more volumes for out-years. **How are those discussions going? I guess are you able to kind of give us any kind of thoughts on where those contracts are kind of ending up?** Are they materially lower than your prior contracts? Are they closer to spot? Yeah, how do we think about the future here?

David J. Rintoul (CEO):

- So, I think the important thing to remember is that there's no one size fits all solution. Every one of the customers that has come to us has their own unique set of circumstances that is driving the components that are important to them. So, the complication, but we're working through it, is that **this is not a cookie cutter exercise. Every one of them is unique and I think that speaks to our efforts of being a good partner that we in fact are receptive to ensuring that solutions that we come up with work for both parties. And like I said, it's not just cookie cutter.**
- In terms of – so therefore **there's no specific that I'm able to give you because each one of them is a bit different**. But I did say something in answering a previous question and I think it's important. As we strive to solve and work through issues in the near term for our customers, **we also take very seriously our fiduciary responsibility to our shareholders.** So, we try to work hard to come up with win-win solutions where the responsibilities of the shareholders are not forgotten while we're trying to navigate near term solutions for our customers.

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 52

GrafTech's Decision to Enforce LTA Agreements Seems to Have Impacted Customer Relationships



Difference Between LTA and Non-LTA Price
Avg. LTA price
Avg. price for non-LTA
$ per MT
12,000
10,000
8,000
6,000
4,000
2,000
0
10,100
9,900
9,600
9,400
9,400
8,500
5,700
5,700
4,900
5,000
6,100
4,800
FY2018
FY2019
4Q2020
4Q2021
4Q2022
4Q2023

Source: 2018-2023 10K, 10Q and Earnings Transcripts

- GrafTech is involved in several arbitrations as respondents pending before the International Chamber of Commerce with global steel companies
- These arbitrations pertain to failure to perform under the LTAs and in certain instances attempts to modify or frustrate the LTA related contracts
- Claimants include Aperam South America LTDA, Aperam Sourcing S.C.A., ArcelorMittal Sourcing S.C.A., and ArcelorMittal Brasil S.A. (collectively, the "Claimants"). According to the World Steel Association, ArcelorMittal is the second-largest steel producer in the World.
- In June 2021, the Claimants sought **approx. $61.0 million** plus interest in monetary relief and/or reimbursement in respect of several fixed price LTAs that were executed between 2017 and 2018.
- On December 16, 2022, the Claimants revised their calculation of damages to **approx. $178.9 million** including interest, with damages covering the period from the first quarter of 2020 through the end of the third quarter of 2022 and interest covering the period from June 2020 through December 16, 2022.
- The Claimants argue that they should no longer be required to comply with the terms of the LTAs that they signed due to an alleged drop in market prices for graphite electrodes in January 2020. Alternatively, the Claimants argue that they should not be required to comply with the LTAs that they signed due to alleged market circumstances at the time of execution.

"We [GrafTech] believe we have valid defenses to these claims. We intend to vigorously defend them and enforce our rights under the LTAs."

Source: 2023 10-K

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN

53

Lack of Cohesive Strategy: Why Did Mgmt Restart St. Mary's Only to Close it Within a Year?



Marcel Kessler

CEO (July 2022 – Nov. 2023)

Q1 2022 Earnings Call

St. Mary's Facility Restarted

We have also made significant progress on our risk mitigation strategies related to pin stock. Earlier this month, we received the regulatory approval to restart production activities at our St. Marys facility in Pennsylvania. Following this milestone, the facility recently received its first shipment of needle coke since 2016. **We are now in the process of beginning production at St. Marys**. In addition, our efforts to initiate pin stock production capabilities at our Pamplona facility in Spain also remain on track. We are pleased with the progress of both initiatives as this will provide important risk mitigation for pin production.

New Global Offices

On the commercial front, **we have opened a new sales office in Dubai and added new sales and technical service representatives in additional countries.** Although our business makes a shift to be predominantly non-LTA now, we remain uniquely positioned to offer our customers surety of supply via our multiyear electrode supply agreements. In fact, **we are pleased to have recently entered into new multiyear agreements with several customers in North America and in Europe.** This reflects our customers' confidence in GrafTech's ability to reliably deliver high-performing products over time.



Timothy K. Flanagan

CEO (Nov. 2023 – Present), Former CFO (Nov. 2021 – Nov. 2023)

Q4 2023 Earnings Call

St. Mary's Facility Closed

First, **we're indefinitely suspending most of the production activities at our St. Marys facility, as well as indefinitely idling certain assets within our remaining graphite electrode manufacturing footprint.** As you know, last year we announced our intention to restart production at St. Marys as a primary component of our pin supply risk mitigation strategy.

Specifically, the suspension of production at St. Marys and the reduction in corporate overhead will drive $25 million in annualized cost savings once fully implemented by the end of the second quarter, excluding the impact of onetime costs, which are estimated to be approximately $5 million.

Global Cost Reduction Plan

we are implementing actions that will reduce the company's overhead structure and expenses. This includes a thorough review of all our corporate and support functions globally to ensure we have the right structure and resources moving forward.

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 54

Lack of Cohesive Strategy: Why Idle Capacity Indefinitely When Industry Outlook is Positive?



Marcel Kessler

CEO (July 2022 – Nov. 2023)

Q1 2022 Earnings Call

- Announcements of planned EAF capacity additions by steel producers and estimated production increases at existing EAF plants could result in incremental annual graphite electrode demand outside of China of 200,000 metric tons by 2030. This compares to global graphite electrode demand outside of China in 2022 of approximately 680,000 metric tons.
- On a regional basis, based on industry announcements, this could translate into incremental graphite electrode demand to approximately 65,000 metric tons in Europe and 25,000 metric tons in North America. We also anticipate demand for petroleum needle coke to accelerate, driven by its use as the precursor material to produce synthetic graphite for the anode portion of lithium ion batteries for the rapidly growing electric vehicle market.
- Based on estimates from the International Energy Agency regarding projected growth in EV sales and battery pack sizes, this could result in global needle coke demand for using EV applications increasing at a compound annual growth rate of over 20% through 2030.
- Approximately 89% of our graphite electrodes were purchased by EAF steel producers in 2023. (2023 10-K)



Timothy K. Flanagan

CEO (Nov. 2023 – Present), Former CFO (Nov. 2021 – Nov. 2023)

Q4 2023 Earnings Call

- Further, the indefinite idling of certain less efficient assets across our remaining graphite electrode manufacturing footprint **will reduce our stated capacity on a go-forward basis from 202,000 metric tons to 178,000 metric tons, a reduction of 12%.**

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 55

Management's Response is Inadequate: Client Relationships


2023 Revenue by Region
11%
40%
49%
APAC
Americas
EMEA

- **According to its recent GrafTech shareholder letter, since the beginning of 2024 there have been a dozen meetings [by GrafTech], representing more than 75% of its electrode sales volume in the Americas."**
- **Considering EMEA and APAC accounts for over 50% of sales revenue, we question why GrafTech did not mention anything about meetings with clients in those regions.**

Source: 2023 10-K

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 56

57GOVERNANCE

Company's Failures can Largely be Tied to Weak Governance

- A Board lacking in relevant experience and expertise
- Excessive CEO and director turnover
- Lack of leadership
- Ineffective CEO search process (3 CEOs in 6 years)
- Lack of responsiveness to shareholders or engagement



$2.8 Billion
in
Shareholder
Value
Destruction



5-Year Share Price Performance
12/31/2018 - 12/31/2023
$20
$16
$12
$8
$4
$0
$11.44
$2.19
80.9% Decline
12/31/18
12/31/19
12/30/20
12/30/21
12/30/22
12/30/23

Source: Factset

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN

58

The Current Board Lacks Critical Skills and Relevant Expertise

GrafTech continues to promote underqualified directors.

	Current Board Members	Tenure (Years)	Prior Public Board Experience	Prior Steel Industry Experience	Prior Manufacturing Experience (Metals)	Stockholder Nominated	Prior Public CEO Experience	Prior Industry/ Occupation
	Henry Keizer (Chairman)	2.6	✓	✗	✗	✗	✗	Audit Accounting, and Tax Advisory
	Timothy Flanagan (New CEO)	0	✗	✓	✗	✗	✗	Finance
	Marcel Kessler (Former CEO)	1.9	✓	✗	✗	✗	✓	Data Management and Management Consulting
	Jean-Marc Germain	2.6	✓	✗	✓	✗	✓	Aluminum Design and Manufacturing
	Michel Dumas	6.1	✓	✗	✗	✗	✗	Lumber and Paper, Finance
	Diego Donoso	0.9	✗	✗	✗	✗	✗	Packaging & Specialty Plastics
	Debra Fine	2.6	✗	✗	✗	✗	✗	Investment Management
	Anthony Taccone	6.1	✗	✓	✗	✗	✗	Strategy Consulting

Current nominees

- » The current board lacks critical expertise in related manufacturing and steel industries
- » The board appears ill-equipped to craft and execute a credible strategy to create shareholder value

Source: Company Filings

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 59

Excessive Board And CEO Changes Have Destabilized The Company

- In just six years, the Board has seemingly been overhauled twice with eight departures and nine additions
- This instability coupled with the lack of core skills among directors has rendered this Board seemingly incapable of providing meaningful oversight



	Chair	CEO								
2018	Denis Turcotte	David Rintoul	Ron Bloom	Jeffrey Dutton	Brian Acton	Michel Dumas	Anthony Taccone			
2022	Denis Turcotte	Marcel Kessler*	David Gregory	Jean-Marc Germain	Brian Acton	Michel Dumas	Anthony Taccone	Debra Fine	Catherine Clegg	Leslie Dunn
2024	Henry Keizer	Timothy Flanagan	Marcel Kessler	Jean-Marc Germain	Diego Donoso	Michel Dumas	Anthony Taccone	Debra Fine		

The GrafTech Board features:

- **No Continuity**
- **No Cohesion**
- **No Accountability**
- **No Plan**

Brookfield Directors | Departing Directors

* Marcel Kessler was appointed CEO and President July 1, 2022

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 60

Shareholders Have Suffered Due to Questionable Leadership At Chair And CEO Positions

- The legacy of failure at GrafTech begins at the top with leadership
- For the Company to successfully reverse course, the CEO and Board Chair will have to be more accountable to shareholders

Board Chair	
 **Denis Turcotte**	» Joined GrafTech Board in 2015 » Became Board Chair in 2018, served as Chair of the Governance & Compensation Committee from July 2019 to November 2021 » Resigned in December 2023 » **Managing Partner and Chief Operating Officer – Private Equity Group of Brookfield Corporation (Non-independent)**
 **Henry Keizer**	» Joined the GrafTech Board in 2021 » Served on Audit and Nominating and Governance Committees in 2021 and 2022 before becoming Board Chair in May of 2023 » Has comparable public board and Chairman experience » **Most recent CEO search and mishandling of selection and announcement occurred under his Chairmanship**

CEO	
 **David Rintoul**	» Served as CEO from March 1, 2018 – June 30, 2022 when he retired » Qualified CEO and Board member » **Tenure as CEO covered period when GrafTech was a controlled company, oversaw return of significant amounts of capital to Brookfield**
 **Marcel Kessler**	» Joined as CEO in July 2022, serving from July 1, 2022 to Nov. 15, 2023 » **Resigned after 15 months due to family reasons** » **No relevant CEO experience** » **No steel industry or equivalent experience, yet remains on the Board**
 **Timothy Flanagan**	» Joined Company as CFO in November 2021 » Named interim CEO in November 2023 and Non-interim CEO in March 2024 » **No CEO experience** » **No leadership experience beyond Finance** » **No substantive steel industry experience beyond Finance**

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 61

The Nominating/Governance Committee Has Conducted Two CEO Searches with Questionable Results

- The last two CEO selections have lacked relevant leadership experience, and have had limited relevant industry expertise
- **Incumbent Nominees Anthony Taccone and Debra Fine** have each played a significant role in the CEO search and selection process as members of the Nominating and Governance Committee
- **Anthony Taccone** was a **member of the Committee for each of the last two CEO search and selection**
- **Debra Fine was the Chair of the Committee for the last search**

			Prior Experience				
CEO	**Tenure**	**Status**	**Public CEO, Relevant Industry**	**Steel Industry**	**Global Markets**	**Leadership**	**Party Conducting the Search Process**
 David Rintoul	March 1, 2018 – June 30, 2022	Retired	✓	✓	✓	» President, U.S. Steel Tubular Products » Senior Vice President of United States Steel Corporation	Brookfield
 Marcel Kessler	July 1, 2022 – Nov. 15, 2023	Resigned (family reasons), still serves on Board	✗	✗	✓	» CEO Pasrons Systems (data management) » President, Exploration Logistics Group	Nominating/Corporate Governance Committee  Catherine Clegg  Michel Dumas  Anthony Taccone  Henry Keizer
 Timothy Flanagan	Nov. 15, 2023 – Present	Current	✗	✗	✗	» CFO, GrafTech, Nov 2021 – Nov 2023 » CFO, Cleveland-Hills, Jan 2017 – Feb 2019	Nominating/Corporate Governance Committee  Debra Fine  Michel Dumas  Anthony Taccone  Jean-Marc Germain

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 62

The Handling of the Appointment of the New CEO Denied Shareholders a Voice

» The upcoming annual meeting is an opportunity for shareholders to express support for change at the GrafTech board

» Through the potential election of Nilesh Undavia, shareholders would not only have a voice in the direction of the Company, **but also a say in the election of the Company's next CEO**

» **The Board's decision to appoint Timothy Flanagan as the non-interim CEO after filing the prelim proxy but before the annual shareholder meeting ensured any shareholder representative, if elected, would have no say in the CEO search process.**

September 25, 2023
- Marcel Kessler resigns as CEO effective Nov. 15, 2023
- Board announces beginning of global CEO search process
- CFO Timothy Flanagan named as interim CEO

Nov. 2023 – Feb. 2024
- Nilesh Undavia begins private discussions with the Board regarding the company's performance, the importance of the CEO search and collaboration with shareholders, and his nomination to the Board

February 12, 2024
- Mr. Undavia files 13D expressing publicly his intention to nominate directors to the Board at the upcoming annual meeting

February 23, 2024
- Mr. Undavia files 13D expressing publicly his frustration with the Board for rejecting his efforts to collaborate, the importance of the CEO search for all shareholders, and the potential for the Board to further entrench itself with the wrong CEO selection

March 26, 2024
- Company announces appointment of Timothy Flanagan as Non-interim CEO thereby ending any potential for shareholders to have a voice in the CEO selection process through the nomination of Mr. undavia



Former CEO Marcel Kessler



Former CFO/Interim CEO Timothy Flanagan



Large Shareholder Nilesh Undavia

Nominating and Corporate Governance Committee



Debra Fine



Michel Dumas



Anthony Taccone



Jean-Marc Germain

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 63

The Graftech Board has Been Unresponsive to Shareholders in the Past

- Shareholders continue to voice their opposition to Company leadership and performance with **3 incumbent directors receiving less than 80% support in each of the last two Annual Meetings**
- The Board, specifically the Nominating and Governance Committee, has not publicly disclosed any shareholder engagement to address the low vote support. We are left to question whether there has been any effort by the Board, or the Nominating and Governance Committee, to understand and respond to shareholder concerns
- **Debra Fine** and **Anthony Taccone are key members of the Nominating and Corporate Governance Committee** and share in the responsibility of being nonresponsive to shareholders

2023 AGM (5/10/2023)			
	Director	FOR	AGAINST
	Jean-Marc Germain	**79.9%**	**20.1%**
	Chair Henry Keizer	**67.9%**	**32.1%**
	Marcel Kessler	98.4%	1.6%

2022 AGM (5/12/2022)			
	Director	FOR	AGAINST
	Denis A. Turcotte	95.1%	4.9%
	Michel J. Dumas	**70.7%**	**29.3%**
	Leslie D. Dunn	**83.9%**	**16.1%**
	Jean-Marc Germain	98.2%	1.8%
	David Gregory	96.1%	3.9%



Debra Fine

- Serves as Current Chair of the Nominating and Corporate Governance Committee since 2023



Anthony Taccone

- Has served as a member of the Nominating and Corporate Governance Committee since 2018
- Is the only incumbent member of the Committee that has served throughout its history

* Marcel Kessler was appointed CEO and President July 1, 2022

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN
64

Perhaps Shareholder Marginalization is Due to a Controlled Company Culture

» The original board was beholden to Brookfield and returned over $2.5 billion in capital to the private equity investor while making financial decisions and implementing measures that may not have been in the best interest of non-controlling shareholders and the Company

Brookfield

Original Controlling Board Members



Denis Turcotte
Board Chair



Ron Bloom



Jeffrey Dutton

$150 Million Capital Investment

$1.4 Billion in Capital Returned

May 8, 2018	Cash Dividend	$160 M
June 15, 2018	Promissory Note Dividend	$750 M
Aug 13, 2018	Share Repurchase	$225.0 M
Dec 5, 2019	Share Repurchase	$250.0 M
		$1.4 Billion

GRAFTech International

Original 'Independent' Board Members



David Rintoul
CEO



Brian Acton



Michel Dumas



Anthony Taccone

Can these incumbents now be trusted to act in the best interest of <u>ALL</u> shareholders?

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 65

66COMPENSATION

Gains in Board and Executive Compensation Appear Misaligned with Shareholder Value Destruction

- While **leadership destroyed $2.6 billion in shareholder value from 2019 to 2023** as indicated by a decline of 82% in market value, **Director and CEO pay increased by 79% and 49% respectively**
- Pay and Performance are clearly misaligned
- Anthony Taccone has been the only chair of the Compensation Committee (now known as the Human Resources and Compensation Committee) since its establishment in November 2021



Average Incumbent Director Pay
+78.8%
$130,000
$232,441
2019
2023



CEO Pay
+49.2%
$2.4 M
$3.5 M
2019
2023



GrafTech Market Value
$3,143 M
-82.1%
$562 M
2019
2023



Anthony Taccone

- Appointed Chair of the Compensation Committee in November 2021
- Serves as Current Chair of the Human Resources and Compensation Committee (successor to the Compensation Committee, renamed in 2023)

Company ceased being "controlled" upon completion of a secondary offering by Brookfield in January 2021; pursuant to NYSE listing standards, Company reconfigured its committee structure shortly thereafter

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 67

Questionable Judgement with Respect to Former CEO (Mr. Kessler) Recruitment and Compensation Decisions and Seemingly Lack of Relevant Expertise

June 27, 2022: GrafTech Board appointed Marcel Kessler to CEO, President, Board member effective July 1, 2022

June 27, 2022: Company agrees to reimburse Mr. Kessler for all reasonable relocation expenses in connection with his relocation to Cleveland, Ohio area with the expectation that he will spend the first year as CEO in Switzerland before relocating to Ohio. Company will also provide housing allowance not to exceed $52,000 for up to one year.

June 13, 2023: Mr. Kessler still has not relocated to Ohio, the Human Resources and Compensation Committee amends the Restated Employment Agreement to extend the period Mr. Kessler must relocate to Ohio from August 31, 2023 to March 31, 2024, along with all other reimbursements

On September 25, 2023, Mr. Kessler informed the Board of his intention to step down as CEO due to family reasons effective Dec 31, 2023, but will continue to serve on the Board.

Issued a relocation extension as part of the CEO compensation agreement for Marcel Kessler

- CEO Kessler never arrived and decided to resign one month after receiving the generous extension
- Mr. Kessler also decided to keep his directorship as he continues to serve on the Board today – just not from Ohio

Purports to have over thirty years of consulting to companies in the steel industry

- According to its website, First River LLC has **two employees only including Mr. Taccone**

Director, Anthony Taccone



- Chair of the Human Resources and Compensation Committee (2021 – Present)
- Member of the Nominating and Corporate Governance Committee (2021 – Present)
- Member, Governance & Compensation Committee (2018 - 2021)
- Founding Partner and Co-Owner of First River LLC

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 68

Unnecessary and Untimely Director Pay Increases have Preceeded Layoffs

- In November of 2022, the Nominating and Corporate Governance Committee and the Board approved a $50,000 increase in Director Pay, raising the annual retainer from $150,000 to $200,000
- In February 2024, the Company announced the indefinite suspension of its St. Marys facility resulting in layoffs1
- **Did leadership not prepare for a potential market downturn?**
- **Are the Directors and Executives simply tone deaf or have they entrenched themselves within a culture that lacks accountability?**



GrafTech's St. Marys facility

"As we enter 2024, we are experiencing ongoing softness in the commercial environment, with graphite electrode demand weak and pricing continuing to be pressured,...In response, we are adding to the steps taken in 2023 by taking a number of further actions to reduce costs and optimize our manufacturing footprint. These include indefinitely suspending the majority of our production processes at our St. Marys facility, reducing the Company's overhead expenses and reducing graphite electrode production at our remaining facilities as needed in response to weak market conditions."

Timothy Flanagan



Timothy Flanagan

Former CFO, Current CEO



Anthony Taccone

- Serves as Current Chair of the Human Resources and Compensation Committee, a position held since the Committee's formation in November 2021
- Serves as member of the Nominating and Corporate Governance Committee, held since 2018

GrafTech Cites Weak Market Conditions Resulting in Recent Layoffs | News | SMDailyPress.com

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 69

70SETTING THE RECORD STRAIGHT

In the Company's April 2, 2024 Letter, The Board Fails to Acknowledge Its Strategic Failures That Lead to Shareholder Value Destruction

Your Board and the management team have taken decisive action in response to the cyclical downturn that pressured the price of your shares…

…Notably, in 2023, we took actions to:

- Actively manage production levels, commensurate with customer demand.
- Reduce costs, resulting in a 10% decline in our period costs.
- Manage working capital levels, resulting in a more than $100 million reduction in inventory levels and positive free cash flow for the year.
- Proactively refinance our term loan due in February 2025, thereby extending our remaining debt maturities to December 2028.

As market weakness continued, in February 2024, we announced further measures to optimize our manufacturing footprint and reduce costs that include:

- Indefinitely suspending most production activities at our St. Marys facility, expecting to generate $15 million in annualized fixed cost savings.
- Reducing our overhead structure, expecting to generate $10 million in selling and administrative expense savings.
- Indefinitely idling certain other production assets, resulting in a proactive 12% reduction in our production capacity in response to weak market conditions.
- Operating our remaining facilities at reduced levels to further manage working capital levels.
- Reducing our anticipated 2024 capital expenditures by more than 25% compared to 2023.

» In its latest response, the Board failed to address GraftTech's strategic missteps most notably, the lack of a credible plan to replace LTA revenue with non-LTA revenue

» The strategic failure seemingly was **relying on LTAs as the ONLY strategy,** and **not crafting a comprehensive forward-looking plan** to replace LTA revenue with non-LTA revenue

Source: 2023 10-K

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 71

The Letter Also Illustrates How the Board is Trying to Mislead Shareholders to Avoid Accountability

We are confident in our ability to restore revenue growth based on our compelling customer value proposition and competitive advantages.

From 2018 to 2023, GrafTech sold the majority of its graphite electrode volume under long term agreements ("LTAs") with many of its largest customers. These contracts were structured by Brookfield, a private equity firm, when they owned GrafTech. Most of these LTAs will expire by the close of 2024. As our business continues to shift to a more spot-oriented commercial approach, we have embarked on a deliberate campaign to reinforce the importance of the partnership we have with our valued customers. Our executive management team, alongside our commercial team, has been investing significant time meeting with current and potential customers to demonstrate the importance of these relationships. Since the beginning of 2024 there have been a dozen meetings, representing more than 75% of our electrode sales volume in the Americas.

Relevant Disclosures from the 2023 10-K:

"Our LTAs were entered into between the end of 2017 and early 2019, which coincided with a period of elevated market prices for graphite electrodes."

2023 Revenue by Region



11%
40%
49%
APAC
Americas
EMEA

- The Board lays blame for the client-damaging LTAs to a previous shareholder that is no longer invested in GrafTech
- While LTAs may have been structured by Brookfield, some were entered into after the 2018 IPO, when there was a **public board** in place that had a **fiduciary obligation to act in the interest of ALL shareholders**
- ***What actions did the Board take to ease the burden on customers and mitigate potential long-term damage to shareholder value (including litigation)?***
- We would hope that meeting with customers is standard operating procedure by now
- Sales in the Americas accounted for 49% of Total Revenue in 2023, which means that by having a 'dozen meetings' with customers representing 75% of sales in the Americas, management met with customers responsible for 37% of total revenue only

Source: 2023 10-K

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 72

It is Clear that This Board has no Real Strategy for Success

We are confident in our ability to meet the needs of our existing and prospective customers, now and in the future. To that end, we continue to take actions to enhance our customer value proposition and to further differentiate ourselves from our competition by:

- Introducing new product offerings, as evidenced by our significant progress toward adding 800-millimeter super-sized graphite electrodes to our portfolio.
- Expanding the breadth of our ArchiTech® Furnace Productivity System, building upon our best-in-class customer technical service and support, where our personnel work side-by-side with furnace operators.
- Broadening our range of contract terms that can be tailored to provide win-win solutions for our customers and our business.…

At the same time, to further support revenue and profit growth, under the Board's guidance, the management team is pursuing value-creating opportunities to participate in the development of a Western EV battery supply chain. GrafTech is uniquely positioned to participate in this space given our existing petroleum needle coke and synthetic graphite production capacity. Specific actions being taken include:

- Filing a permit application to significantly expand production capacity at Seadrift, our petroleum needle coke manufacturing facility.
- Testing needle coke with battery anode material producers.
- Conducting pilot tests on graphitization capabilities in multiple locations.

Source: 2023 10-K

» The Board continues to present ideas without any detailed roadmap for execution.

» Shareholders need more than a list of ideas that may or may not work – we need a detailed plan

» The Company's share price has been in a free-fall since 2018 with over $2.8 billion in shareholder value destroyed

» With **shareholder representation** on the Board, we can **establish a new standard of performance and accountability** by ensuring that there is a comprehensive strategy in place to address the needs of the Company

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 73

Nilesh Undavia is a Better Director Candidate Than GrafTech Nominees. His Interest is Directly Aligned with ALL Shareholders

GrafTech's Claims	 Anthony Taccone	 Debra Fine	 Nilesh Undavia
Mr. Undavia has no prior experience on a public company board.	» **No prior public board experience** » Party to $2.8 billion in shareholder value destruction, 80.9% decline in share price	» **No prior public board experience** » Party to $2.6 billion in shareholder value destruction, 78.8% decline in share price	» Prior board experience not necessary for nominee seeking directorship as a shareholder representative
	» **No additional board experience**	» **No additional board experience**	
	» **Owns 8,750 shares of common stock; is beneficial owner of 73,498 DSUs and 23,971 DRSUs as director compensation, all amounting to less than 1% of outstanding shares, 6 years as director**	» **Owns ZERO shares of common stock; is beneficial owner of 67,411 DSUs and 23,971 DRSUs as director compensation, all amounting to less than 1% of outstanding shares, 2.5 years as director**	» Owner of over 15 million shares, 5.9% of outstanding shares

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 74

Nilesh Undavia Has Relevant Industry Knowledge to be an Effective Director

GrafTech's Claims	 **Anthony Taccone**	 **Debra Fine**	 **Nilesh Undavia**
Mr. Undavia lacks direct industry experience.	» 26 years at First River LLC, a private boutique strategy consulting firm, owner/founder » 4 years at Beddows & Company, consultant	» 20 years at Fine Capital Partners, private financial services firm, owner/founder » 3 years at Loews Corporation, Director of Global Equities	» Intimate knowledge of graphite electrode and steel industry as an investor for many decades » 5 years at Undavia Family Investment Office, owner/founder » 25 years at **Wellington Management Co, LLP,** Partner/Senior Managing Director » 2 years at **Credit Suisse First Boston**

EXECUTIVE SUMMARY | FINANCIAL & TSR PERFORMANCE | STRATEGY AND OPERATIONS | GOVERNANCE | COMPENSATION | SETTING THE RECORD STRAIGHT | OUR NOMINEE AND PLAN 75

Nilesh Undavia Has A Plan For Creating Shareholder Value

GrafTech's Claims	 **Anthony Taccone**	 **Debra Fine**	 **Nilesh Undavia**
Mr. Undavia did not provide any new or differentiated views with respect to GrafTech's strategy.	» **Board has produced no value creating strategy during tenure**	» **Board has produced no value creating strategy during tenure**	» Focus on repairing customer relationships » Ensure a cohesive strategy is in place along with better accountability and transparency » Better align executive compensation to regain market leadership » Introduce market share and capacity utilization as additional KPIs for compensation » Be operationally prepared for upturn in demand » Run European plants at higher utilization and try to sell capacity into new and existing markets in Asia » Be aggressive about capturing graphite opportunities for EVs » Closely evaluate SGA spending to determine if the $10 million in reduced costs are appropriate or if additional cost savings can be realized

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 76

77OUR NOMINEE AND PLAN

78Meet Our Nominee: Nilesh Undavia»Mr. Undavia has been an institutional investor for over thirty five years, the majority of which were spent analyzing global raw materials industries. »Mr Undavia was employed at Wellington Management Co, LLP in Boston for nearly 25 years where he was a Partner and Senior Managing Director of the firm. »Mr. Undavia is the Portfolio Manager of Undavia Family Investment Office, a position he has held since 2018.»Mr. Undavia previously worked as an analyst in Credit Suisse First Boston from 1988 ? 1990.»Mr. Undavia has deep experience in global macro-economic cycles, global steel industry, global energy and raw materials industries, corporate strategy, maximization of shareholder value, capital markets, and mergers and acquisitions.»Mr. Undavia earned a Bachelor of Arts degree from Columbia College, Columbia University, and an MBA from the Amos Tuck School of Business Administration, Dartmouth College. EXECUTIVE SUMMARYSTRATEGY AND OPERATIONSCOMPENSATIONSETTING THE RECORD STRAIGHTOUR NOMINEE AND PLANGOVERNANCEFINANCIAL & TSR PERFORMANCE

79Our Plan to Revive Graftech08.»Focus on repairing customer relationships01.02.03.04.05.06.»Reexamine the culture ensuring that there is a more cohesive strategy in place along with better accountability and transparency07.»Considering the decline in revenue, reexamine/refocus SGA spending to determine if the $10 million in reduced costs are appropriate»Better align executive compensation to regain market leadership >Introduce market share and capacity utilization as additional KPIs for compensation»Be operationally prepared for upturn in demand»Run European plants at higher utilization and try to sell capacity into new and existing markets in Asia»Be aggressive about capturing graphite opportunities for EVsEXECUTIVE SUMMARYSTRATEGY AND OPERATIONSCOMPENSATIONSETTING THE RECORD STRAIGHTOUR NOMINEE AND PLANGOVERNANCEFINANCIAL & TSR PERFORMANCE

Vote for Nilesh Undavia

- The choice is clear: Nilesh Undavia brings much needed shareholder perspective to GrafTech
- Company nominee, Anthony Taccone, has failed to provide board oversight and has overseen massive shareholder value destruction
- Additionally, Mr. Taccone has shown poor judgment as a member of the Nominating and Governance Committee and Chair of the HR and Compensation Committees
- Mr. Undavia has the necessary experience and expertise to be an effective director
- Vote the **BLUE Proxy Card** **"FOR"** the election of Mr. Undavia

EXECUTIVE SUMMARY FINANCIAL & TSR PERFORMANCE STRATEGY AND OPERATIONS GOVERNANCE COMPENSATION SETTING THE RECORD STRAIGHT OUR NOMINEE AND PLAN 80

ICOM PROXY MATERIAL GRAFTECH Proxy Contest of Nilesh Undavia PROXY STATEMENT PROXY CARD